Exhibit 10.1

EIGHTH AMENDMENT TO LOAN AGREEMENT

(SIXTH DISBURSEMENT)

This Eighth Amendment to Loan Agreement (this “Amendment”) is made this 23 day of December, 2013, by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company (“WBSW”), WEST GONZALES ROAD OXNARD, LLC, a California limited liability company (“WGRO”), DALTON LANE WATSONVILLE, LLC, a California limited liability company (“DLW”), KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company (“KRPC”), COLDING LOOP ROAD WIMAUMA, LLC, a Florida limited liability company (“CLRW”), TRAPNELL ROAD PLANT CITY, LLC, a Florida limited liability company (“TRPC”), 38TH AVENUE COVERT MICHIGAN, LLC, a Delaware limited liability company (“38ACM”), and SEQUOIA STREET BROOKS, LLC, a Delaware limited liability company (“SSB”) (hereafter referred to collectively as “Borrower”), and GLADSTONE LAND CORPORATION, a Maryland corporation as successor to Gladstone Land Corporation, a Delaware corporation (the “Guarantor”), with reference to the following recitals of fact:

A. Lender, WBSW, WGRO, DLW, KRPC, CLRW, TRPC and Guarantor are parties to that certain Loan Agreement executed as of December 30, 2010, as amended by that certain First Amendment to Loan Agreement executed as of February 3, 2011, as further amended by that certain Second Amendment to Loan Agreement executed as of July 5, 2011, as further amended by that certain Third Amendment to Loan Agreement dated December 15, 2011, as further amended by that certain Fourth Amendment to Loan Agreement dated April 3, 2012, as further amended by that certain Fifth Amendment to Loan Agreement dated May 23, 2012, as further amended by that certain Sixth Amendment to Loan Agreement dated September 5, 2012, and as further amended by that certain Seventh Amendment to Loan Agreement dated December 14, 2012 (collectively, the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to WBSW, WGRO, DLW, KRPC, CLRW, and TRPC evidenced by that certain note dated December 30, 2010 payable to the order of Lender in the original principal amount of up to $45,200,000, as amended by that certain First Amendment to Promissory Note executed as of February 3, 2011, as further amended by that certain Second Amendment to Promissory Note executed as of July 5, 2011, as further amended by that certain Third Amendment to Promissory Note executed as of April 3, 2012, and as further amended by that certain Fourth Amendment to Promissory Note executed as of September 5, 2012 (collectively, the “Note”). The Note is secured by (i) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated December 30, 2010 executed by WBSW for the benefit of Lender (the “Santa Cruz Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Santa Cruz Property”) and more particularly described therein, (ii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated February 3, 2011 executed by WGRO for the benefit of Lender (the “Ventura Deed of Trust”), encumbering certain real and personal property in Ventura County, California (the “Ventura Property”) and more particularly described therein, (iii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated July 5, 2011 executed by DLW for the benefit of Lender (the “Dalton Deed of Trust”), encumbering certain real and personal property in Santa Cruz County,

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California (the “Dalton Property”) and more particularly described therein, (iv) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated April 3, 2012 executed by KRPC for the benefit of Lender, as amended September 5, 2012 (the “Keysville Mortgage”), encumbering certain real and personal property in Hillsborough County, Florida (the “Keysville Property”) and more particularly described therein, (v) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated September 5, 2012 executed by TRPC for the benefit of Lender (the “Trapnell Mortgage”), encumbering certain real and personal property in Hillsborough County, Florida (the “Trapnell Property”) and more particularly described therein, (vi) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated September 5, 2012 executed by CLRW for the benefit of Lender (the “Colding Loop Mortgage”), encumbering certain real and personal property in Hillsborough County, Florida (the “Colding Loop Property”) and more particularly described therein, and (vii) cross defaulted with the SARW Loan as defined in the Fifth Amendment to Loan Agreement. Guarantor has guaranteed the payment and performance of the Loan pursuant to that certain Loan Guaranty Agreement dated as of December 30, 2010 (the “Guaranty”).

B. WBSW, WGRO, DLW, KRPC, CLRW and TRPC have requested the Final Disbursement in the amount of $13,565,000.00 (the “Final Disbursement”), under the terms of the Loan Agreement as the final disbursement thereunder. Concurrently with the Final Disbursement, (i) 38ACM and SSB will assume the obligations under the Note as set forth in that certain Fifth Amendment to Promissory Note dated as of even date herewith (the “Note Amendment”), (ii) 38ACM will execute, as mortgagor, for the benefit of Lender, as mortgagee, a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing of even date herewith (the “Van Buren Mortgage”), for the benefit of Lender, as beneficiary, encumbering certain real and other property situated in Van Buren County, Michigan (the “Van Buren Property”) as more particularly described therein; (iii) SSB will execute, as trustor, for the benefit of Lender, as beneficiary, a Trust Deed, Security Agreement, Assignment of Rents and Leases and Fixture Filing of even date herewith (the “Marion Trust Deed”), for the benefit of Lender, as beneficiary, encumbering certain real and other property situated in Marion County, Oregon (the “Marion Property”) as more particularly described therein; and (iv) undertake the obligations relating to the Loan under the balance of the Loan Documents.

C. The parties enter into this Amendment to confirm the addition of 38ACM and SSB as parties to the Loan, to provide for certain other terms relating to the Final Disbursement of the Loan and to confirm or adjust certain terms of the Loan in the context of the initial public offering of common stock of Guarantor in January 2013 (the “IPO”). Capitalized terms not otherwise defined herein shall have the meaning given in the Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1. Status of Existing Loan. Borrower and Guarantor acknowledge for the benefit of Lender that the Note, as amended by the Note Amendment, the Loan Agreement, as amended by this Amendment, the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, the Keysville Mortgage, the Colding Loop Mortgage, the Trapnell Mortgage, the Van Buren Mortgage, the Marion Trust Deed and any additional documents required by Lender or

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executed by any Borrower in connection with the Loan (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their terms, and that Borrower has no offset or defense against the indebtedness evidenced by the Note, as amended, or any of the obligations set forth in the Loan Documents.

2. Assumption. 38ACM and SSB hereby join as parties to the Loan Agreement and assume all of the obligations of the “Borrower” thereunder, jointly and severally with WBSW, WGRO, DLW, KRPC, CLRW and TRPC.

3. Definitions. All references in the Loan Agreement to the “Deed of Trust” or the “Deeds of Trust” are hereby amended to mean collectively the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, the Keysville Mortgage, the Colding Loop Mortgage, the Trapnell Mortgage, the Van Buren Mortgage, and the Marion Trust Deed. All references in the Loan Agreement to the “Note” are hereby amended to mean collectively the Note, as modified by the Note Amendment. All references in the Loan Agreement to the “Property” are hereby amended to mean collectively the Santa Cruz Property, the Ventura Property, the Dalton Property, the Keysville Property, the Colding Loop Property, the Trapnell Property, the Van Buren Property and the Marion Property. Finally, all references in the Loan Agreement to the “Borrower” are hereby amended to mean WBSW, WGRO, DLW, KRPC, CLRW, TRPC, 38ACM and SSB, collectively, as the context requires.

4. Cross Default and Cross-Collateralization. Borrower and Guarantor acknowledge that the Deeds of Trust are collateral for the entire Loan, and the occurrence of a default under any of the Deeds of Trust or any of the Loan Documents will comprise a default under all of the Deeds of Trust and Loan Documents.

5. Transfers Resulting from IPO. Borrower and Guarantor have advised Lender of the completion of the IPO and hereby certify that all conditions set forth in Section 9.1(e) of the Santa Cruz Deed of Trust, the Ventura Deed of Trust and the Dalton Deed of Trust, and Section 8.1(e) of the Keysville Mortgage, the Trapnell Mortgage and the Colding Loop Mortgage are and remain satisfied with respect to the IPO other than subsection (d) of Section 8.1(e) and 9.1(e), respectively, the effect of which, as to the IPO only, was and remains waived by Lender. Subsection (d) of each of Sections 8.1(e) and 9.1(e), as applicable, shall continue to apply to any future equity offerings or changes in the nature of the applicable entities (such as conversion to a real estate investment trust). Notwithstanding the foregoing, the transfer of publicly traded stock in the Guarantor shall be permitted under Section 8.1(e) and
9.1(e), respectively.

6. Consent of Guarantor. Guarantor hereby consents to the making of the Final Disbursement under the terms of the Loan Agreement, as amended hereby, and further, consents to the execution by all parties of this Amendment, the Note Amendment, the Van Buren Mortgage, the Marion Trust Deed, and any other documents or modifications to documents contemplated hereby. Guarantor agrees that Guaranty remains in full force and effect with regard to all disbursements of the Loan and the Loan Documents as so modified.

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7. Reaffirmation of Guaranty. Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents, with the exception of Section 9(b) of the Guaranty which, following the IPO, is no longer true, and is hereby deleted. The Guarantor further confirms and agrees that Guarantor is and shall continue to be liable for all obligations arising under and in connection with the Loan.

8. Representations and Warranties of Borrower. Section 3 of the Loan Agreement is hereby amended as follows:

(a) Section 3(b) of the Loan Agreement shall exclude the holders of publicly-traded stock in Guarantor; and

(b) Section 3(e) of the Loan Agreement is modified to permit the disclosure of the name of the Lender in filings with the U. S. Securities and Exchange Commission to the extent required under applicable law.

Except as modified or otherwise revised under the terms of this Amendment, the Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as if made as of the date of this Amendment and with regard to the Loan and the Final Disbursement. In particular, all of the representations and warranties set forth in Section 3 of the Loan Agreement, as applied to all entities comprising Borrower and all of the Property, and as revised above, remain true, accurate and complete, and Section 8 of the Loan Agreement shall be determined based on both entities comprising Borrower. Borrower hereby represents and warrants that each of the conditions precedent to the advance of the Final Disbursement have been satisfied, as of the date hereof.

8. Provisions Regarding Multiple Borrowers. Section 6(c) on Exhibit A of the Loan Agreement is hereby amended as follows:

“(6) CONSEQUENCES OF LOAN STRUCTURE.

c. The proceeds of the Loan will be used:

(i)	to acquire the Santa Cruz Property (the First Disbursement);

(ii)	to refinance certain existing financing which is secured by the Ventura Property (the Second Disbursement);

(iii)	to acquire the Dalton Property (the Third Disbursement);

(iv)	to acquire the Keysville Property (the Fourth Disbursement);

(v)	to acquire the Colding Loop Property and the Trapnell Property (the Fifth Disbursement); and

(vi)	to acquire the Van Buren Property and the Marion Property (the Sixth Disbursement).

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9. Documentary Stamps and Intangible Taxes. Borrower and Guarantor, jointly and severally, hereby agree to defend, indemnify, and hold the Lender harmless from and against any and all documentary stamp taxes and intangible taxes (together with all interest, penalties, costs, and attorneys’ fees incurred in connection therewith) that at any time may be levied, assessed, or imposed by the State of Florida or any other governmental entity or agency upon the Note, as amended from time to time (or any note renewed or replaced thereby), the Colding Trapnell Mortgage, any of the other Loan Documents, this Agreement, or any amendment, extension, or renewal of any of the foregoing, or upon the Lender by virtue of owning or holding any of the foregoing instruments or documents, all of which the parties agree shall be secured by the lien and security interest of the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, the Keysville Mortgage, the Colding Loop Mortgage, and the Trapnell Mortgage (collectively, the “Deeds of Trust”). The provisions of this Paragraph shall survive the repayment of the Note and the satisfaction of the Deeds of Trust for so long as any claim may be asserted by the State of Florida or any such other governmental entity or agency.

10. Miscellaneous. Borrower and Lender hereby agree that all references in the Loan Agreement to Loan Documents shall include the Note Amendment, this Amendment, the Van Buren Mortgage and the Marion Trust Deed. Furthermore, the Note Amendment, the Van Buren Mortgage and the Marion Trust Deed shall be interpreted in accordance with the provisions of this Amendment and any related terms set forth in such documents are hereby modified accordingly.

12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

13. Reaffirmation. Except as specifically amended by this Amendment, the Loan Agreement shall remain unmodified and in full force and effect. Borrower and Guarantor hereby reaffirm for the benefit of Lender, each and every of the terms and provisions of the Note, as amended by this Amendment, and the Loan Agreement, as amended and as originally set forth therein.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“Borrower”

WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone, Its Chief Executive Officer

WEST GONZALES ROAD OXNARD, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone, Its Chief Executive Officer

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DALTON LANE WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

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COLDING LOOP ROAD WIMAUMA, LLC, a Florida limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone, Its Chief Executive Officer

TRAPNELL ROAD PLANT CITY, LLC, a Florida limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone, Its Chief Executive Officer

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38TH AVENUE COVERT MICHIGAN, LLC, a Delaware limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone, Its Chief Executive Officer

SEQUOIA STREET BROOKS, LLC, a Delaware limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Partners, LLC, a Delaware limited liability company its General Partner

By:	Gladstone Land Corporation, a Maryland corporation, its Manager

By:	/s/ David Gladstone
David Gladstone, Its Chief Executive Officer

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“Guarantor” GLADSTONE LAND CORPORATION, a Maryland corporation

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

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“Lender” METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By	/s/ Tom Bozzo
Printed Name:	Tom Bozzo
Title:	Director

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